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                                                                    EXHIBIT 13.2

            Certification by Chief Financial Officer of Annual Report

                         CERTIFICATION OF ANNUAL REPORT

I, Steven Spooner, Chief Financial Officer of Mitel Networks Corporation ("Mitel"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 20-F of Mitel, for the fiscal year ended April 24, 2005, and for the six day transition period ended April 30, 2005, filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Mitel.

Dated: October 20, 2005

                                              /s/ Steven Spooner
                                              ---------------------------------
                                              Name: Steven Spooner
                                              Title: Chief Financial Officer